REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT dated as of June 11, 2012 (this “Agreement”) is by and between LCTI Low Carbon Technologies International, a British Columbia corporation (“LCTI”), and Stalar 2, Inc., a Delaware corporation (“Stalar”).   LCTI and Stalar are collectively referred to herein as the “Parties”.

WHEREAS, the respective boards of directors of Stalar and LCTI have approved the acquisition of Low Carbon Technologies, Inc., a Wyoming corporation and a wholly-owned subsidiary of LCTI (“LCTI-Wyoming”) by Stalar (the “Acquisition”) upon the terms, and subject to the conditions, set forth in this Agreement;

WHEREAS, it is intended that, for federal income tax purposes, the Acquisition shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated there under (the “Code”); and

WHEREAS, LCTI and Stalar desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

WHEREAS, Stalar desires to acquire 100% of the equity interest of LCTI-Wyoming;

WHEREAS, Stalar desires to enter into a consulting and management agreement with Entropy Partners LLC as a part of the transaction;

AND WHEREAS, the Boards of Directors of LCTI and Stalar deem it advisable and in their best interests (i) that LCTI acquires approximately a 70% interest in the securities of Stalar, (ii) that Entropy Partners LLC acquire approximately a 26.5% interest in the securities of Stalar in consideration for the Consulting and Management Agreement; and (iii) Stalar acquire a 100% controlling interest in the securities of LCTI-Wyoming, all in accordance with the terms and conditions of this Reorganization Agreement.  The parties acknowledge that 42,000 shares held by a total of approximately 45 shareholders of Stalar remain unchanged by the terms of this Agreement.

NOW, THEREFORE, the parties hereto make the following promises, covenants, representations, warranties and agreements:

1.

Pre-Closing Actions of Stalar.  Either prior to or immediately upon execution of this Agreement and prior to the Closing Date as set forth herein, Stalar shall undertake the following actions:

(a)

The Board of Directors of Stalar shall unanimously approve and deliver to Cutler Law Group (the "Escrow Agent") in escrow resolutions with respect to (a) approving the Transactions set forth herein; (b) increasing or directing the size of the Board of Directors to be one members; (c) electing a designee of LCTI to the Board of Directors, (d) increasing the authorized capital stock of Stalar from 75,000,000 shares of common stock to 300,000,000 with the existing 25,000,000 shares of preferred stock, and (e) approving a name change of the corporation to Low Carbon Technologies, Inc.    Stalar shall cause its shareholders to execute and deliver resolutions approving the Transactions set forth herein, as well as the increase in authorized stock and the name change.  Stalar shall prepare and file a Form 14F for the change of directors and a Form 14C information statement to complete the increase in authorized stock and the name change.

(b)

Stalar shall cooperate with LCTI and its counsel in the preparation and review of a Form 8-K filing which reflects the transactions contemplated by this Agreement, as required to be filed with the Securities and Exchange Commission (the “Commission”) on the Closing Date (defined below).

(c)

Stalar shall issue and deliver to the Escrow Agent a total of 25,200,000 shares of common stock to be delivered to LCTI on the Closing Date (“New Stalar LCTI Shares”).

(d)

Stalar shall issue and deliver to the Escrow Agent a total of 9,160,000 shares of common stock to be deliverd to Entropy Partners LLC on the Closing Date (“New Stalar Entropy Shares”).

(e)

The principal shareholder and director of Stalar, Steve R. Fox (“Fox”) shall deliver to escrow certificates with appropriate medallion guaranteed stock powers pursuant to which he will transfer 740,000 shares of stock held by him to Entropy Partners LLC (“Transferred Stalar Entropy Shares”, and together with the New Stalar LCTI Shares and the New Stalar Entropy Shares, the “Escrowed Stalar Shares”).

(f)

Stalar will deliver letters of resignation of Fox and Jan Fox, representing all of the current officers and directors of Stalar to be effective at the Closing Date;

(g)

Stalar shall use its reasonable best efforts to prepare and complete the documents necessary to be filed with local, state and federal authorities to consummate the transactions contemplated hereby.

2.

Pre-Closing Actions of LCTI.  Immediately upon execution of this Agreement and prior to the Closing Date as set forth herein, LCTI shall undertake the following actions:

(a)

LCTI shall cause its Board of Directors to execute and deliver resolutions approving the Transactions set forth herein.

(b)

LCTI shall deliver to the Escrow Agent 100% of the equity of LCTI-Wyoming, for delivery to Stalar at Closing (the "Escrowed LCTI Shares").

(c)

LCTI shall complete an audit of the financial statements of LCTI-Wyoming for the two fiscal years ended 2011, and any interim or other financial statements required for inclusion in the Form 8-K filing to be completed at Closing (the “LCTI Financial Statements”).

(d)

LCTI shall cooperate with its reasonable best efforts to assist Stalar to prepare and complete the documents necessary to be filed with local, state and federal authorities to consummate the transactions contemplated hereby.

3.

Conditions to Closing.  The parties' obligation to close the proposed Acquisition will be subject to specified conditions precedent including, but not limited to, the following:

(a)

The representations and warranties of LCTI as set forth in Section 6 herein shall remain accurate as of the Closing Date and no material adverse change in the business of LCTI shall have occurred.

(b)

The representations and warranties of Stalar as set forth in Section 7 herein shall remain accurate as of the Closing Date and no material adverse change in the business of Stalar shall have occurred.

(c)

All the documents necessary to be filed with local, state and federal authorities, including without limitation the Form 8-K, are prepared.

(d)

Stalar shall have provided the board and shareholder resolutions and any other approval required to complete the board election, authorized share increase and the name change.

(e)

LCTI shall have completed and delivered the audited financial statements of LCTI-Wyoming in a form as required to complete and file the Form 8-K at Closing.

(e)

Stalar shall retain its good standing as a reporting company with the United States Securities and Exchange Commission.

(f)

Due diligence to be conducted by Stalar with respect to LCTI-Wyoming shall be reasonably satisfactory to Stalar.

4.

At and subsequent to the Closing.

(a)

At the Closing, Cutler Law Group shall release from escrow letters of resignation and the Stalar Board Resolutions effectuating the election of a designee of LCTI to the Board of Directors.

(b)

At the Closing, Cutler Law Group shall deliver the Escrowed Stalar Shares to LCTI and to Entropy Partners LLC.

(c)

At the Closing, Cutler Law Group shall deliver the Escrowed LCTI Shares to Stalar.

(d)

At the Closing, the existing officers of Stalar shall resign and be replaced by those officers appointed by the new Board of Directors.

(e)

At the Closing, Fox and Entropy Partners will enter into a lockup agreement in the form attached as Exhibit A hereto.

(f)

Immediately subsequent to the Closing, the combined entities will file the Form 8-K required for the transactions contemplated by this Agreement.

(g)

Immediately subsequent to the Closing, Stalar as combined with LCTI-Wyoming shall file an S-1 registration statement with the United States Securities and Exchange Commission (“SEC”) pursuant to which the remaining shares of common stock held by Fox shall be registered, the New Stalar Entropy Shares shall be registered and the Transferred Stalar Entropy Shares shall be registered.

(h)

Upon effectiveness of the S-1 Registration Statement, Fox shall cooperate with Stalar/LCTI-Wyoming to cause the common stock of Stalar to be listed for trading with FINRA through an appropriate market maker, including without limitation the completion and filing of an application on Form 211 with the OTC Markets Group for listing the stock for trading.

5.

Timing of Closing.  The Closing is anticipated to occur within 60 days of this Agreement, but shall occur upon the satisfaction of the conditions set forth in this Agreement and upon instructions from the parties hereto to the Escrow Agent.  The delivery into escrow of the Escrowed Stalar Shares and the Escrowed LCTI Shares shall occur immediately upon execution of this Agreement.  The filing and completion of the 14C Information Statement and the amendment to the Articles of Incorporation of Stalar shall occur immediately upon execution of this Agreement.  The Closing Date shall be mutually agreed upon by the parties, but shall occur as soon as possible after the execution of this Agreement and upon completion of the amendment to the Articles of Incorporation and completion of the audited LCTI-Wyoming financial statements, unless the Escrow Agent receives instructions otherwise from the parties or notice from a party that the conditions set forth herein have not occurred.  In the event the Closing does not occur on or before August 30, 2012 or upon mutual written instructions from the Parties hereto, (i) the Escrow Agent shall return the Escrowed Stalar Shares to Stalar and (ii) the Escrow Agent shall return the Escrowed LCTI Shares to LCTI.

6.

Representations of LCTI.  , LCTI represents and warrants as follows:

(a)

Financial Statements.  The financial statements of LCTI Wyoming which are delivered as part of the due diligence review set forth herein represent the true and correct financial statements of LCTI Wyoming, prepared according to US GAAP.

(b)

Ownership of Shares.  As of the Closing Date, Stalar will become the record and beneficial owner of the Escrowed LCTI Shares.  The Escrowed LCTI Shares will be free from claims, liens or other encumbrances, except as provided under applicable federal and state securities laws.  The Escrowed LCTI Shares shall reflect 100% of the ownership equity of LCTI-Wyoming.

(c)

Fully paid and Nonassessable.  The Escrowed LCTI Shares constitute duly and validly issued shares of LCTI-Wyoming, and are fully paid and nonassessable, and LCTI further represents that it has the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

(d)

Organization of LCTI and LCTI-Wyoming; Authorization.  LCTI is a corporation duly organized, validly existing and in good standing under the laws of the province of British Columbia with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. LCTI-Wyoming is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement constitutes a valid and binding obligation of LCTI; enforceable against it in accordance with its terms.

(e)

Capitalization.  As of the Closing Date, LCTI-Wyoming has a total of one share of common stock outstanding.  All of the issued and outstanding shares of LCTI-

Wyoming are validly issued, fully paid and non-assessable and there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of any of LCTI-Wyoming obligating such entity to issue any additional shares of common or preferred stock, any ownership interest or any of its securities of any kind.

 (f)

No Conflict as to LCTI or LCTI-Wyoming.  Neither the execution and delivery of this Agreement nor the consummation of the exchange of the Escrowed LCTI Shares will (a) violate any provision of the membership agreement or by-laws (or other governing instrument) of LCTI or LCTI-Wyoming or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of LCTI or LCTI-Wyoming under, any material agreement or commitment to which either LCTI or LCTI-Wyoming is a party or by which its property or assets is bound, or to which any of the property or assets of LCTI or LCTI-Wyoming is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to LCTI or LCTI-Wyoming except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of LCTI or LCTI-Wyoming.

(g)

Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by LCTI or LCTI-Wyoming in connection with the execution, delivery and performance of this Agreement by LCTI or the consummation of the sale of the Escrowed LCTI Shares.

(h)

Other Consents. No consent of any Person is required to be obtained by LCTI or LCTI-Wyoming to the execution, delivery and performance of this Agreement or the consummation of the sale of the Escrowed LCTI Shares, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of LCTI or LCTI-Wyoming as a whole.

(i)

Litigation.  There is no action, suit, inquiry, proceeding or investigation by or before any Court or Governmental body pending or threatened in writing against or involving LCTI or LCTI-Wyoming which is likely to have a material adverse effect on the business or financial condition of LCTI or LCTI-Wyoming as a whole, or which questions or challenges the validity of this Agreement.  Neither LCTI or LCTI-Wyoming is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of LCTI or LCTI-Wyoming as a whole.

(j)

Absence of Certain Changes. Neither LCTI or LCTI-Wyoming has:

1.

suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2.

made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3.

other than the LCTI Escrowed Shares, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

4.

organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

5.

borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

6.

paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

7.

prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

8.

cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

9.

disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

10.

sold, transferred or otherwise disposed of any material assets, including without limitation technology and intangible assets;

11.

granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

(k)

Compliance with Law. The operations of LCTI and LCTI-Wyoming have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of LCTI or LCTI-Wyoming as a whole.  Neither LCTI or LCTI-Wyoming has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations.  LCTI and LCTI-Wyoming have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their business, and are not in material violation of any such licenses, permits, orders and approvals.  All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(l)

Title to Properties.  LCTI-Wyoming owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the LCTI-Wyoming Financial Statements.  All properties and assets, including without limitation technology and intangible assets, are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the LCTI-Wyoming Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of such financial statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of LCTI-Wyoming as a whole and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due.  The properties and assets of LCTI-Wyoming include all rights, properties and other assets necessary to permit LCTI-Wyoming to conduct business in all material respects in the same manner as it is conducted on the date of this Agreement.

7.

Representations of Stalar. Stalar for its respective rights and interests represents and warrants as follows:

(a)

Organization; Authorization.  Stalar is a corporation duly organized, validly existing and in good standing under the laws of Delaware with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Stalar and this Agreement constitutes a valid and binding obligation; enforceable against in accordance with its terms.  Stalar has no subsidiaries.

(b)

Capitalization.  The authorized capital stock of Stalar consists of 75,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share, authorized.  As of the date of this Agreement, Stalar has 2,042,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.  As of the Closing Date, Stalar shall have no more than 36,042,000 shares of common stock outstanding (including the Stalar Escrowed Shares).  No shares have otherwise been registered under state or federal securities laws.  As of the Closing Date, all of the issued and outstanding shares of common stock of Stalar are validly issued, fully paid and non-assessable and, there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of Stalar obligating any of Stalar to issue any additional shares of common or preferred stock or any of its securities of any kind, except for such shares or securities called for in this Agreement.  Stalar is current in all of its required filings with the US Securities and Exchange Commission.

(c)

No Conflict as to Stalar and Subsidiaries.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate any provision of the articles of incorporation or organization of Stalar or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of Stalar or any of its Subsidiaries under, any material agreement or commitment to which any of Stalar, any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of Stalar or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Stalar or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of  Stalar and its subsidiaries, taken as a whole.

(d)

Consents and Approvals of Governmental Authorities. Except with respect to a Form 8-K filing with the US Securities and Exchange Commission, as well as a 14C Information Statement to complete an increase in authorized stock and a name change, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Stalar in connection with the execution, delivery and performance of this Agreement by Stalar or the consummation of the transactions contemplated herein.

(e)

Other Consents. No consent of any Person is required to be obtained by Stalar to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of Stalar.

 (f)

Litigation.  There is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving Stalar or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of Stalar and any of its Subsidiaries, taken as whole, or which would require a payment by Stalar or its subsidiaries in excess of $10,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither Stalar nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Stalar or any of its Subsidiaries, taken as a whole, or which would require a payment by Stalar or its Subsidiaries in excess of $10,000 in the aggregate.

(g)

Absence of Certain Changes.  Neither Stalar nor any of its Subsidiaries has:

1.

suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of  Stalar and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2.

not made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3.

paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

4.

prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

5.

cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

6.

disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

7.

granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

8.

purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

9.

written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of  $2,000;

10.

written down or been required to write down any inventory in an aggregate amount in excess of  $ 2,000;

11.

entered into any collective bargaining or union contract or agreement; or

12.

other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of Stalar and their subsidiaries taken as a whole.

 (h)

Compliance with Law. The operations of Stalar and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of Stalar and its Subsidiaries, taken as a whole, or which would not require a payment by Stalar or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither Stalar nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations.  Stalar and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

8.

Notices.  Any notice which any of the parties hereto may desire to serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to LCTI:

Low Carbon Technologies International, Inc.

4010 Bluebonnett, Suite 115

Houston, Texas 77025

Attn:  Scott Jarnagin

Telephone:  (832) 267-8424

With a copy to:

Cutler Law Group

3355 West Alabama, Suite 1150

Houston, TX 77098

Attn:  M. Richard Cutler

Telephone:  (713) 888-0040

Facsimile:  (800) 836-0714

If to Stalar:

Stalar 2, Inc.

317 Madison Avenue, Suite 1520

New York, NY 10017

Attn:  Steven R. Fox

Telephone: (212) 953-1544

With a copy to:

H. Kenneth Merritt, Jr.

60 Lake Street, 2nd Floor

PO Box 5839

Burlington, VT 05402

Telephone:  (802) 658-7830

Facsimile:  (802) 658-0978

11.

Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of the parties.

12.

Choice of Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, and the parties submit to the exclusive jurisdiction of the courts of Texas in respect of all disputes arising hereunder.

13.

Counterparts.  This Agreement may be signed in one or more counterparts, all of which taken together shall constitute an entire agreement.

14.

Confidential Information.  Each of LCTI and Stalar hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other’s business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively “Confidential Information”).  Any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other.  Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party’s agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this agreement, and a condition that shall survive the termination of this Agreement.  Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

15.

Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

16.

Costs and Expenses.  Except as otherwise specifically set forth herein, each party will bear its own attorneys, brokers, investment bankers, agents, and finders employed by, such party.  The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party.  LCTI through its counsel shall bear the cost of (i) a due diligence review of Stalar 2, (ii) preparation of all documents relating to the proposed reorganization, (iii) preparation and filing of Form 14F; (iv) preparation and filing of Form 14C; (v) preparation and filing of an appropriate amendment to the Articles of Incorporation of Stalar; (vi) preparation, filing, response to comments (if any) relating to the proposed Form 8-K; (vii) preparation, filing response to comments relating to the Form S-1 Registration Statement; (viii) preparation of Form 211 and work with a market maker relating to trading on an appropriate market with OTC Markets Group; (ix) actions required with Stalar’s transfer agent to have shares issued, the Company’s symbol changed and any other required actions; (x) interaction with FINRA as required to complete the transactions contemplated hereby and (xi) any required 8-K filings during the course of completion of the transaction.

17.

Attorney’s Fees.  Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such Action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney’s Fees and Costs.

18.

Finders.  LCTI and Stalar represent and warrant that there are no finders or other parties which have represented either LCTI or Stalar in connection with this transaction which have not received appropriate compensation.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

For and on behalf of:

LCTI Low Carbon Technologies International, Inc.

A British Columbia corporation

By:  __________________________

Scott Jarnagin

President and Chief Executive Officer

For and on behalf of:

Stalar 2, Inc.

a Delaware corporation

By:____________________________

Steven R. Fox

President and Chief Executive Officer